Exhibit 10.29(B)

AMENDMENT NO. 1

TO EXCLUSIVE LICENSE AGREEMENT

This Amendment No. 1 to Exclusive License Agreement (the “Amendment No. 1”), effective as of November 9, 2015 (the “Amendment No. 1 Effective Date”), is made by and between Juno Therapeutics, Inc., a Delaware corporation having offices at 307 Westlake Avenue North, Suite 300, Seattle, WA 98109 (“Juno”), and Opus Bio, Inc., a Delaware corporation having offices at 537 Steamboat Road, Suite 200, Greenwich, CT 06830 (“Opus”).

WHEREAS, the parties entered into that certain Exclusive License Agreement dated December 3, 2014 (the “Original Agreement”); and

WHEREAS, the parties wish to amend the Original Agreement under the terms and conditions herein.

NOW THEREFORE, in consideration of the premises and mutual promises set forth in this Agreement, and other good and valuable consideration, the exchange, receipt and sufficiency of which are acknowledged, Juno and Opus hereby agree as follows:

1. Definitions. The term “Agreement” as used in this Amendment No. 1 and in the Original Agreement shall mean the Original Agreement as amended hereby. Except as otherwise set forth herein, the capitalized terms used herein and in the Original Agreement shall have the meaning set forth in the Original Agreement.

2. Survival of Agreement Terms. Except as expressly set forth herein, the terms and conditions of the Original Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Amendment No. 1 and the Original Agreement, the terms and conditions set forth in this Amendment No. 1 shall control with respect to the subject matter hereof.

3. Exhibit E. Exhibit E of the Original Agreement is hereby deleted and replaced in its entirety with the Exhibit E attached hereto.

4. Miscellaneous. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile and other electronically scanned signatures shall have the same effect as their originals. This Amendment No. 1 may not be altered, amended or modified in any way except by a writing (excluding email or similar electronic transmissions) signed by the authorized representatives of both parties. This Amendment No. 1 shall be governed by, interpreted and enforced in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would result in the application of the law of any jurisdiction other than New York.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, the parties by their duly authorized representatives have executed this Amendment No. 1 as of the Amendment No. 1 Effective Date.

JUNO THERAPEUTICS, INC.		OPUS BIO, INC.

By:	/s/ Steve Harr	By:	/s/ Douglas Lind

Name:	Steve Harr	Name:	Douglas Lind

Title:	CFO	Title:	CEO

Date:	01/26/2016	Date:	January 26, 2016

[Signature Page to Amendment No. 1 to Exclusive License Agreement]

EXHIBIT E

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.